Niagara Bancorp, Inc.
Summary of Quarterly Financial Data
Exhibit 99.1

                                                         2000                                 1999
                                                    ----------------   -----------------------------------------------------
                                                         First             As of              Fourth             Third
                                                        Quarter         December 31,         Quarter            Quarter
                                                    ----------------   ---------------    ---------------   ----------------
----------------------------------------------------------------------------------------------------------------------------
SELECTED FINANCIAL DATA
(Amounts in thousands)
----------------------------------------------------------------------------------------------------------------------------
Total assets                                        $     1,778,469         1,711,712          1,711,712          1,680,087
Total interest-earning assets                       $     1,657,272         1,611,313          1,611,313          1,577,171
Securities, at amortized cost                       $       553,433           578,546            578,546            609,778
Loans:
    Real estate loans:
      One-to four-family                            $       673,913           609,742            609,742            590,184
      Home equity                                   $        32,285            22,499             22,499             20,124
      Multi-family                                  $        77,738            74,652             74,652             71,703
      Commercial real-estate                        $       131,112           120,758            120,758            117,230
      Construction                                  $        28,794            28,413             28,413             20,453
                                                    ----------------   ---------------    ---------------   ----------------
        Total real estate loans                     $       943,842           856,064            856,064            819,694
                                                    ----------------   ---------------    ---------------   ----------------
    Consumer loans:
      Mobile home                                   $        25,337            25,957             25,957             25,991
      Recreational vehicle                          $        24,765            23,389             23,389             19,304
      Automobile                                    $        25,476            24,289             24,289             20,419
      Personal                                      $        15,349            15,771             15,771             15,841
      Home improvement                              $         7,885             7,983              7,983              8,292
      Guaranteed student                            $        14,483            12,564             12,564             12,275
      Other consumer                                $           332               280                280                384
                                                    ----------------   ---------------    ---------------   ----------------
        Total consumer loans                        $       113,627           110,233            110,233            102,506
                                                    ----------------   ---------------    ---------------   ----------------
    Commercial business loans                       $        26,237            24,301             24,301             19,209
Net deferred fees                                   $         3,231             4,892              4,892              5,608
                                                    ----------------   ---------------    ---------------   ----------------
        Total loans                                 $     1,086,937           995,490            995,490            947,017
Memo items:
    Total loans originated                          $        71,581           372,131             90,008             98,692
    Total loans serviced                            $       138,463           124,578            124,578            121,026

Total interest-bearing liabilities                  $     1,476,730         1,413,798          1,413,798          1,367,354

Deposits:
    Interest-bearing deposits                       $     1,162,211         1,078,153          1,078,153          1,067,133
    Noninterest-bearing deposits                    $        38,438            35,149             35,149             32,631
                                                    ----------------   ---------------    ---------------   ----------------
      Total deposits                                $     1,200,649         1,113,302          1,113,302          1,099,764

Short-term borrowings                               $        74,588            90,005             90,005             45,461
Long-term borrowings                                $       239,931           245,640            245,640            254,760
Stockholders' equity                                $       229,947           232,616            232,616            235,690
Fair value adjustment included in
    stockholders' equity                            $        (8,300)           (8,893)            (8,893)            (6,002)
Common shares outstanding:
    Basic                                                    25,014            25,658             25,658             25,954
    Diluted                                                  25,014            25,658             25,658             25,954
Equity to assets                                             12.93%            13.59%             13.59%             14.03%

                                                       1999                                            1998
                                        -----------------------------------     ----------------------------------------------------
                                            Second              First               As of              Fourth             Third
                                            Quarter            Quarter           December 31,         Quarter            Quarter
                                        ----------------    ---------------     ---------------    ---------------   ---------------
------------------------------------------------------------------------------------------------------------------------------------
SELECTED FINANCIAL DATA
(Amounts in thousands)
------------------------------------------------------------------------------------------------------------------------------------
Total assets                                  1,633,018          1,591,000           1,508,734          1,508,734          1,430,884
Total interest-earning assets                 1,535,963          1,491,837           1,408,097          1,408,097          1,348,889
Securities, at amortized cost                   646,155            673,521             572,976            572,976            564,569
Loans:
    Real estate loans:
      One-to four-family                        533,915            477,363             456,197            456,197            440,182
      Home equity                                17,873             16,255              15,520             15,520             14,394
      Multi-family                               72,886             73,142              72,672             72,672             73,677
      Commercial real-estate                    113,248            105,009              98,693             98,693             87,467
      Construction                               17,425             22,486              19,476             19,476             12,334
                                        ----------------    ---------------     ---------------    ---------------   ---------------
        Total real estate loans                 755,347            694,255             662,558            662,558            628,054
                                        ----------------    ---------------     ---------------    ---------------   ---------------
    Consumer loans:
      Mobile home                                25,559             25,309              24,983             24,983             23,896
      Recreational vehicle                       16,457             12,981               8,906              8,906              5,638
      Automobile                                 16,358             11,633               8,741              8,741              8,575
      Personal                                   15,802             15,349              15,642             15,642             15,686
      Home improvement                            7,928              7,518               8,131              8,131              8,294
      Guaranteed student                         13,522             13,967              12,314             12,314             12,551
      Other consumer                                296                324                 342                342                478
                                        ----------------    ---------------     ---------------    ---------------   ---------------
        Total consumer loans                     95,922             87,081              79,059             79,059             75,118
                                        ----------------    ---------------     ---------------    ---------------   ---------------

    Commercial business loans                    13,784              7,503               6,616              6,616              6,043
Net deferred fees                                 4,938              4,786               4,516              4,516              4,000
                                        ----------------    ---------------     ---------------    ---------------   ---------------
        Total loans                             869,991            793,625             752,749            752,749            713,215
Memo items:
    Total loans originated                       99,707             83,724             310,257             91,476             83,235
    Total loans serviced                        142,137            167,116             170,105            170,105            166,192

Total interest-bearing liabilities            1,327,100          1,279,641           1,170,580          1,170,580          1,108,093

Deposits:
    Interest-bearing deposits                 1,055,568          1,034,001           1,027,983          1,027,983            991,363
    Noninterest-bearing deposits                 32,750             30,993              32,914             32,914             28,759
                                        ----------------    ---------------     ---------------    ---------------   ---------------
      Total deposits                          1,088,318          1,064,994           1,060,897          1,060,897          1,020,122

Short-term borrowings                            45,453             45,446               5,549              5,549             10,532
Long-term borrowings                            226,078            200,194             137,048            137,048            106,198
Stockholders' equity                            239,509            249,256             263,825            263,825            260,782
Fair value adjustment included in
    stockholders' equity                         (2,090)             2,494               4,587              4,587              4,930
Common shares outstanding:
    Basic                                        26,404             27,241              28,716             28,716             28,701
    Diluted                                      26,404             27,241              28,716             28,716             28,701
Equity to assets                                 14.67%             15.67%              17.49%             17.49%             18.23%


                                                         2000                                 1999
                                                    ----------------   -----------------------------------------------------
                                                         First          Year-to-Date          Fourth             Third
                                                        Quarter         December 31,         Quarter            Quarter
                                                    ----------------   ---------------    ---------------   ----------------
----------------------------------------------------------------------------------------------------------------------------
SELECTED AVERAGE BALANCES (5)
(Amounts in thousands)
----------------------------------------------------------------------------------------------------------------------------
Total assets                                        $     1,714,486         1,627,049          1,694,707          1,671,065
Total interest-earning assets                       $     1,611,570         1,526,358          1,584,151          1,580,682
Securities, at amortized cost                       $       564,979           614,174            589,707            627,259
Loans  (1)                                          $     1,011,626           869,910            961,904            917,658
Interest-bearing liabilities:
    Savings accounts                                $       296,016           302,583            297,622            308,467
    Interest-bearing checking                       $       348,709           306,628            334,976            320,868
    Certificates of deposits                        $       431,696           433,168            430,615            423,590
    Mortgagors' payments held in escrow             $        10,201            10,834             10,984             15,191
    Other borrowed funds                            $       327,999           261,515            314,327            296,739
                                                    ----------------   ---------------    ---------------   ----------------
      Total interest-bearing liabilities            $     1,414,621         1,314,728          1,388,524          1,364,855

Interest-bearing deposits                           $     1,086,622         1,053,213          1,074,197          1,068,116
Noninterest-bearing deposits                        $        33,005            31,921             32,125             31,839
                                                    ----------------   ---------------    ---------------   ----------------
Total deposits                                      $     1,119,627         1,085,134          1,106,322          1,099,955

Short-term borrowings                               $        91,060            41,048             65,844             45,454
Long-term borrowings                                $       236,939           220,466            248,483            251,285
Stockholders' equity                                $       230,809           245,099            236,380            238,182
Common shares outstanding:
    Basic                                                    25,377            26,744             25,864             26,225
    Diluted                                                  25,377            26,744             25,864             26,225

                                                      1999                                             1998
                                        -----------------------------------     ----------------------------------------------------
                                            Second              First            Year-to-Date          Fourth             Third
                                            Quarter            Quarter           December 31,         Quarter            Quarter
                                        ----------------    ---------------     ---------------    ---------------   ---------------
------------------------------------------------------------------------------------------------------------------------------------
SELECTED AVERAGE BALANCES (5)
(Amounts in thousands)
------------------------------------------------------------------------------------------------------------------------------------
Total assets                                  1,618,039          1,522,004           1,340,553          1,440,938          1,384,346
Total interest-earning assets                 1,518,391          1,419,779           1,269,284          1,353,495          1,302,282
Securities, at amortized cost                   654,224            585,317             515,714            566,285            544,897
Loans  (1)                                      826,239            711,219             684,723            733,561            696,343
Interest-bearing liabilities:
    Savings accounts                            307,312            296,859             302,313            290,894            296,049
    Interest-bearing checking                   299,028            270,779             205,326            240,475            214,357
    Certificates of deposits                    430,283            448,487             476,641            461,536            466,410
    Mortgagors' payments held in escrow          10,528              8,173               9,483              8,849             13,577
    Other borrowed funds                        257,693            175,386              69,485            117,522             80,818
                                        ----------------    ---------------     ---------------    ---------------   ---------------
      Total interest-bearing liabilities      1,304,844          1,199,684           1,063,248          1,119,276          1,071,211

Interest-bearing deposits                     1,047,151          1,024,298             993,763          1,001,754            990,393
Noninterest-bearing deposits                     31,511             30,574              28,242             29,060             27,651
                                        ----------------    ---------------     ---------------    ---------------   ---------------
Total deposits                                1,078,662          1,054,872           1,022,005          1,030,814          1,018,044

Short-term borrowings                            45,461              6,737              12,861              8,022             24,732
Long-term borrowings                            212,232            168,649              56,625            109,500             56,086
Stockholders' equity                            248,892            257,247             223,285            263,448            258,769
Common shares outstanding:
    Basic                                        27,026             27,888              28,722             28,701             28,687
    Diluted                                      27,026             27,888              28,722             28,701             28,687

Niagara Bancorp, Inc.
Summary of Quarterly Financial Data (Cont'd.)
Exhibit 99.1


                                                             2000                                         1999
                                                       ----------------   -----------------------------------------------------
                                                            First           Year ended           Fourth             Third
                                                           Quarter         December 31,         Quarter            Quarter
                                                       ----------------   ----------------   ---------------   ----------------
-------------------------------------------------------------------------------------------------------------------------------
SELECTED OPERATIONS DATA
(Amounts in thousands)
-------------------------------------------------------------------------------------------------------------------------------
Interest income                                     $           28,959            107,814            28,401             27,893
Interest expense                                    $           15,759             57,060            15,458             14,873
                                                       ----------------   ----------------   ---------------   ----------------
Net interest income                                 $           13,200             50,754            12,943             13,020
Provision for credit losses                         $              417              2,466               544                554
                                                       ----------------   ----------------   ---------------   ----------------
Net interest income after provision                 $           12,783             48,288            12,399             12,466

Noninterest income:
    Bank service charges and fees                   $            1,484              4,816             1,292              1,258
    Loan fees                                       $              327              1,684               390                379
    Insurance services and fees                     $            3,982             15,723             3,813              3,959
    Bank-owned life insurance earnings              $              482              1,581               498                418
    Annuity and mutual fund commissions             $              295              1,382               331                355
    Net securities gains (losses)                   $              (24)               478               295                  1
    Premiums from covered-call options              $              282              1,378               153                428
    Other                                           $              648                646               118                230
                                                       ----------------   ----------------   ---------------   ----------------
      Total noninterest income                      $            7,476             27,688             6,890              7,028

Noninterest expense:
    Salaries and benefits                           $            7,594             27,708             7,186              7,234
    Occupancy and equipment                         $            1,279              4,506             1,157              1,105
    Technology and communications                   $            1,209              4,481             1,205              1,131
    Marketing and advertising                       $              693              1,893               413                461
    Goodwill amortization                           $              451              1,494               374                372
    Charitable contributions                        $               73                122                23                 17
    Other                                           $            1,888              7,439             2,165              1,808
                                                       ----------------   ----------------   ---------------   ----------------
      Total noninterest expense                     $           13,187             47,643            12,523             12,128

Income before income taxes                          $            7,072             28,333             6,766              7,366
Income taxes                                        $            2,416              9,893             2,317              2,580
                                                       ----------------   ----------------   ---------------   ----------------
Net income                                          $            4,656             18,440             4,449              4,786
                                                       ----------------   ----------------   ---------------   ----------------

                                                            1999                                        1998
-------------------------------------------------------------------------------- ---------------------------------------------------
SELECTED OPERATIONS DATA                         Second               First         Year Ended         Fourth           Third
(Amounts in thousands)                           Quarter             Quarter       December 31,        Quarter          Quarter
-----------------------------------------------------------     ---------------- ----------------   --------------  ----------------

Interest income                                     26,579               24,941           92,102           24,269            23,627
Interest expense                                    13,852               12,877           47,966           12,526            12,216
                                           ----------------     ---------------- ----------------   --------------  ----------------
Net interest income                                 12,727               12,064           44,136           11,743            11,411
Provision for credit losses                            547                  821            2,084              995               486
                                           ----------------     ---------------- ----------------   --------------  ----------------
Net interest income after provision                 12,180               11,243           42,052           10,748            10,925
Noninterest income:
    Bank service charges and fees                    1,201                1,065            3,791            1,159               909
    Loan fees                                          465                  450            1,736              457               441
    Insurance services and fees                      3,951                4,000            1,120              369               248
    Bank-owned life insurance earnings                 335                  330              769              337               337
    Annuity and mutual fund commissions                373                  323              741              260               200
    Net securities gains (losses)                        4                  178              138               38                 -
    Premiums from covered-call options                 293                  504               (9)              (9)                -
    Other                                              228                   70              896              182               215
                                           ----------------     ---------------- ----------------   --------------  ---------------
      Total noninterest income                       6,850                6,920            9,182            2,793             2,350

Noninterest expense:
    Salaries and benefits                            6,802                6,486           15,900            4,130             4,115
    Occupancy and equipment                          1,103                1,141            3,388              911               864
    Technology and communications                    1,100                1,045            3,166              968               912
    Marketing and advertising                          511                  508            1,543              186               549
    Goodwill amortization                              374                  374                -                -                 -
    Charitable contributions                            23                   59            6,849               21                25
    Other                                            1,784                1,682            5,100            1,608             1,167
                                           ----------------     ---------------- ----------------   --------------  ---------------
      Total noninterest expense                     11,697               11,295           35,946            7,824             7,632

Income before income taxes                           7,333                6,868           15,288            5,717             5,643
Income taxes                                         2,633                2,363            4,906            1,652             1,918
                                           ----------------     ---------------- ----------------   --------------  ---------------
Net income                                           4,700                4,505           10,382 (2)        4,065             3,725
                                           ----------------     ---------------- ----------------   --------------  ---------------


-------------------------------------------------------------------------------------------------------------------------------
STOCK AND RELATED PER SHARE DATA
(Amounts in thousands)
-------------------------------------------------------------------------------------------------------------------------------
Net income per share:
    Basic                                           $             0.18               0.69              0.17               0.18
    Diluted                                         $             0.18               0.69              0.17               0.18
    Cash                                            $             0.20               0.75              0.19               0.20
Cash dividends                                      $             0.06               0.14 (3)          0.06 (3)              - (3)
Dividend payout ratio                                           32.70%             20.30% (3)        34.88% (3)              - (3)
Book value                                          $             9.19               9.07              9.07               9.08
Market price (NASDAQ: NBCP):
    High                                            $            10.38              11.13             11.00              10.94
    Low                                             $             8.25               9.00             10.13               9.69
    Close                                           $             9.75              10.25             10.25              10.44
Treasury shares repurchased                                        656              3,111               308                465


------------------------------------------------------------------------------------------------------------------------------------
STOCK AND RELATED PER SHARE DATA
(Amounts in thousands)
------------------------------------------------------------------------------------------------------------------------------------
Net income per share:
    Basic                                             0.17                 0.16             0.36 (2)         0.14              0.13
    Diluted                                           0.17                 0.16             0.36 (2)         0.14              0.13
    Cash                                              0.19                 0.17                -                -                 -
Cash dividends                                        0.04                 0.04             0.06             0.03              0.03

Dividend payout ratio                               23.00%               24.76%           16.60%           21.19%            23.11%
Book value                                            9.07                 9.15             9.19             9.19              9.09
Market price (NASDAQ: NBCP):
    High                                             10.94                11.13            17.06            11.50             14.75
    Low                                               9.00                 9.25             8.38             8.38              8.75
    Close                                            10.63                10.00            10.50            10.50              9.81
Treasury shares repurchased                            850                1,488                -                -                 -
------------------------------------------------------------------------------------------------------------------------------------
PERFORMANCE RATIOS (5)

(Annualized)
------------------------------------------------------------------------------------------------------------------------------------

Return on average assets                                         1.09%              1.13%             1.04%              1.14%
Return on average equity                                         8.11%              7.52%             7.47%              7.97%
Yield on interest-earning assets                                 7.19%              7.06%             7.17%              7.06%
Rate on interest-bearing liabilities                             4.47%              4.34%             4.42%              4.32%
                                                       ----------------   ----------------   ---------------   ----------------
Net interest rate spread                                         2.72%              2.72%             2.75%              2.74%
Net interest margin as a percent of
    interest-earning assets                                      3.29%              3.33%             3.24%              3.27%
As a percentage of average assets:
    Noninterest income (4)                                       1.76%              1.67%             1.54%              1.67%
    Noninterest expense                                          3.09%              2.93%             2.93%              2.88%
                                                       ----------------   ----------------   ---------------   ----------------
    Net overhead                                                 1.33%              1.26%             1.39%              1.21%
Efficiency ratio                                                63.70%             61.11%            64.10%             60.50%

------------------------------------------------------------------------------------------------------------------------------------
PERFORMANCE RATIOS (5)
(Annualized)
------------------------------------------------------------------------------------------------------------------------------------

Return on average assets                             1.17%                1.20%            0.77% (2)        1.13%             1.08%
Return on average equity                             7.57%                7.10%            4.65% (2)        6.17%             5.76%

Yield on interest-earning assets                     7.00%                7.03%            7.26%            7.17%             7.26%
Rate on interest-bearing liabilities                 4.26%                4.35%            4.51%            4.44%             4.52%
                                           ----------------     ---------------- ----------------   --------------  ----------------
Net interest rate spread                             2.74%                2.68%            2.75%            2.73%             2.74%

Net interest margin as a percent of
    interest-earning assets                          3.36%                3.45%            3.48%            3.44%             3.48%

As a percentage of average assets:
    Noninterest income (4)                           1.70%                1.84%            0.68%            0.78%             0.68%
    Noninterest expense                              2.90%                3.01%            2.68% (2)        2.17%             2.21%
                                           ----------------     ---------------- ----------------   --------------  ----------------
    Net overhead                                     1.20%                1.17%            2.00% (2)        1.39%             1.53%

Efficiency ratio                                    59.76%               60.06%           67.59% (2)       53.97%            55.46%

Niagara Bancorp, Inc.
Summary of Quarterly Financial Data (Cont'd.)
Exhibit 99.1

                                                            2000                                    1999
                                                       ----------------    -------------------------------------------------------
                                                            First              As of              Fourth               Third
                                                           Quarter          December 31,          Quarter             Quarter
                                                       ----------------    ---------------    ----------------    ----------------
----------------------------------------------------------------------------------------------------------------------------------
RISK-BASED CAPITAL RATIOS
(Amounts in thousands)
----------------------------------------------------------------------------------------------------------------------------------
Tier 1 capital                                                  20.09%             22.40%              22.40%              22.88%
Total capital                                                   21.33%             23.56%              23.56%              24.00%
Leverage capital                                                12.62%             13.51%              13.51%              13.71%
----------------------------------------------------------------------------------------------------------------------------------
ASSET QUALITY DATA
(Amounts in thousands)
----------------------------------------------------------------------------------------------------------------------------------
Non-performing loans:
    One-to four-family                                 $         1,325                974                 974                 926
    Home equity                                        $            54                130                 130                 132
    Commercial real estate and multi-family            $           627                640                 640                 641
    Consumer                                           $            70                 33                  33                 145
    Commercial business                                $           159                152                 152                 152
                                                       ----------------    ---------------    ----------------    ----------------
      Total non-performing loans                       $         2,235              1,929               1,929               1,996

Other non-performing assets                            $           436              1,073               1,073               1,017
                                                       ----------------    ---------------    ----------------    ----------------
Total non-performing assets                            $         2,671              3,002               3,002               3,013

Allowance for credit losses                            $        10,503              9,862               9,862               9,526
Net loan charge-offs                                   $            76                614                 208                 146
Total non-performing assets as
    percentage of total assets                                   0.15%              0.18%               0.18%               0.18%
Total non-performing loans to total loans                        0.21%              0.19%               0.19%               0.21%
Net charge-offs to average loans                                 0.01%              0.07%               0.02%               0.02%
Allowance for credit losses to total loans                       0.97%              0.99%               0.99%               1.01%
Allowance for credit losses
    to non-performing loans                                    469.93%            511.27%             511.27%             477.26%
----------------------------------------------------------------------------------------------------------------------------------
Personnel FTE                                                   649.50             624.50              624.50              635.00
Number of bank offices                                              22                 18                  18                  18

                                                                                                       1998
                                               ------------------------------------    ------------------------------------
                                                   Second               First               As of              Fourth
                                                   Quarter             Quarter          December 31,           Quarter
                                               ----------------     ---------------    ----------------    ----------------
------------------------------------------------------------------------------------------------------------------------------
RISK-BASED CAPITAL RATIOS
(Amounts in thousands)
------------------------------------------------------------------------------------------------------------------------------
Tier 1 capital                                          24.07%              26.08%              31.67%              31.67%
Total capital                                           25.27%              27.29%              32.88%              32.88%
Leverage capital                                        14.19%              15.30%              18.05%              18.05%
------------------------------------------------------------------------------------------------------------------------------
ASSET QUALITY DATA
(Amounts in thousands)
------------------------------------------------------------------------------------------------------------------------------
Non-performing loans:
    One-to four-family                                     895               1,162               1,459               1,459
    Home equity                                             71                  71                  13                  13
    Commercial real estate and multi-family                693                 597               1,706               1,706
    Consumer                                                76                  57                  62                  62
    Commercial business                                    184                 123                  56                  56
                                               ----------------     ---------------    ----------------    ----------------
      Total non-performing loans                         1,919               2,010               3,296               3,296

Other non-performing assets                              1,039                 955                 589                 589
                                               ----------------     ---------------    ----------------    ----------------
Total non-performing assets                              2,958               2,965               3,885               3,885

Allowance for credit losses                              9,118               8,730               8,010               8,010
Net loan charge-offs                                       159                 101                 995                 544
Total non-performing assets as
    percentage of total assets                           0.18%               0.19%               0.26%               0.26%
Total non-performing loans to total loans                0.22%               0.26%               0.43%               0.43%
Net charge-offs to average loans                         0.02%               0.01%               0.15%               0.07%
Allowance for credit losses to total loans               1.05%               1.10%               1.06%               1.06%
Allowance for credit losses
    to non-performing loans                            475.14%             434.31%             243.02%             243.02%
------------------------------------------------------------------------------------------------------------------------------
Personnel FTE                                           606.00              588.00              401.50              401.50
Number of bank offices                                      18                  18                  18                  18


                                           ----------------
                                                Third
                                               Quarter
                                           ----------------
-----------------------------------------------------------
RISK-BASED CAPITAL RATIOS
(Amounts in thousands)
-----------------------------------------------------------
Tier 1 capital                                      32.76%
Total capital                                       33.73%
Leverage capital                                    18.53%
-----------------------------------------------------------
ASSET QUALITY DATA
(Amounts in thousands)
-----------------------------------------------------------
Non-performing loans:
    One-to four-family                               1,263
    Home equity                                         19
    Commercial real estate and multi-family          2,324
    Consumer                                            58
    Commercial business                                 95
                                           ----------------
      Total non-performing loans                     3,759

Other non-performing assets                             21
                                           ----------------
Total non-performing assets                          3,780

Allowance for credit losses                          7,559
Net loan charge-offs                                   277
Total non-performing assets as
    percentage of total assets                       0.26%
Total non-performing loans to total loans            0.53%
Net charge-offs to average loans                     0.04%
Allowance for credit losses to total loans           1.06%
Allowance for credit losses
    to non-performing loans                        201.10%
-----------------------------------------------------------
Personnel FTE                                       390.00
Number of bank offices                                  18
----------------------------------------------------------

(1) Net of deferred loan fees and expenses, loan discounts and loans-in-process.

(2) During the second quarter of 1998, Niagara Bancorp, Inc. contributed $4.0 million, net of applicable taxes, to the First Niagara Bank Foundation. Noninterest expense includes $6.75 million for the one-time contribution of cash and common stock. The following data excludes the effect of the contribution. Additionally, the earnings per share calculation includes proforma earnings of $0.10 per share for January 1, 1998 through April 17, 1998, the period prior to the Initial Public Offering ("Offering"). Such calculations of proforma per share data do not include the effect of estimated earnings on the proceeds raised from the Offering.


                                                                                               1998
                                                                                       --------------------
                                                                                               As of
                                                                                            December 31,
                                                                                       --------------------
                                                                                      (Amounts in thousands)

                        Net income:                                                 $           14,366
                           Basic                                                    $             0.50
                           Diluted                                                  $             0.50
                        Return on average assets                                                 1.07%
                        Return on average equity                                                 6.43%
                        As a percentage of average assets:
                           Noninterest expense                                                   2.18%
                           Net overhead                                                          1.50%
                        Efficiency ratio                                                        54.90%

(3) In order to coincide with the Company's Board of Director's review of quarterly results, the dividend declaration date for the third quarter of 1999 was scheduled during the fourth quarter of 1999. Correspondingly, the dividend declaration date for the fourth quarter of 1999 was scheduled during the first quarter of 2000. During 1999, three quarterly dividends were declared.

(4)  Excluding net gain/loss on sale of securities available for sale.

(5)  Averages presented are daily averages.